EXHIBIT 99.1
WESTERN MIDSTREAM ANNOUNCES
THIRD-QUARTER 2019 RESULTS
ANNOUNCES PRELIMINARY 2020 OUTLOOK

HOUSTON—(PRNEWSWIRE)—November 4, 2019 – Today, Western Midstream Partners, LP (NYSE: WES) (“WES” or the “Partnership”) announced third-quarter 2019 financial and operating results. Net income (loss) available to limited partners for the third quarter of 2019 totaled $121.2 million, or $0.27 per common unit (diluted), with third-quarter 2019 Adjusted EBITDA(1) totaling $410.2 million and third-quarter 2019 Distributable cash flow(1) totaling $304.4 million.
RECENT HIGHLIGHTS

•	Achieved record West Texas Complex gas throughput of 1.27 Bcf/d for third quarter, representing an 8% sequential-quarter increase

•	Achieved record Delaware Basin water throughput of 580 MBbls/d for third quarter, representing a 13% sequential-quarter increase

•	Achieved record DJ Basin and West Texas oil throughput of 275 MBbls/d for third quarter, representing a 9% sequential-quarter increase

•	Estimated 2019 total capital expenditures near the 2019 low-end guidance range of $1.3 billion to $1.4 billion

•	Estimated preliminary 2020 outlook to include meaningful year-over-year Adjusted EBITDA growth and a total capital expenditures reduction
For the third quarter of 2019, WES declared a per-unit quarterly distribution of $0.6200. This represents WES’s 27th consecutive quarterly distribution increase and is consistent with WES’s 2019 annual distribution growth-guidance range of 5% to 6%. The third-quarter 2019 Coverage ratio(1) was 1.08 times.

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio.

“We continue to experience strong throughput growth in the DJ and Delaware Basins, where we are well-positioned to support Oxy’s future development plans and service our highly valued third-party customers,” said Chief Executive Officer, Michael Ure. “Our extensive and highly leverageable assets and dedicated workforce throughout these two basins enable us to pace our growth with that of Oxy and to adopt a renewed focus on attracting meaningful and sustainable third-party business.”
Third-quarter 2019 total natural gas throughput(1) averaged 4.2 Bcf/d, representing a 2% sequential-quarter decline and a 6% increase from third-quarter 2018. Excluding the effects of since-resolved downstream constraints impacting our Rockies assets, third-quarter natural gas throughput would have been approximately 110 MMcf/d higher than reported and would have represented a 1% sequential-quarter increase and a 9% increase from third-quarter 2018. Third-quarter 2019 total throughput of crude oil, NGLs, and produced-water assets(1) averaged 1,191 MBbls/d, representing an 8% sequential-quarter increase and a 28% increase from third-quarter 2018. Third-quarter 2019 capital expenditures(2), including equity investments and excluding acquisitions and capitalized interest, totaled $265.2 million on a cash basis and $278.2 million on an accrual basis, with cash maintenance capital expenditures totaling $29.2 million.
PRELIMINARY 2020 OUTLOOK

•	Total capital expenditures are expected to decline 20% – 30%, compared to the midpoint of 2019 guidance

•	Adjusted EBITDA is expected to grow approximately 10% year-over-year

•	Maintenance capital is expected to remain largely consistent as a percentage of Adjusted EBITDA, compared to 2019
“Our 2020 goals will encompass delivering capital-efficient, organic growth from our DJ and Delaware Basin assets,” said Michael Ure. “With our backbone infrastructure in place, we remain committed to driving operational efficiencies alongside additional growth that should enable sustained distribution increases.”

(1) Represents total throughput attributable to WES, which excludes the 25% third-party interest in Chipeta and the 2.0% Occidental subsidiary-owned limited partner interest in WES Operating, which collectively represent WES’s noncontrolling interests as of September 30, 2019.

(2) Excludes capital expenditures associated with the 25% third-party interest in Chipeta.

CONFERENCE CALL TOMORROW AT 1 P.M. CST
WES will host a conference call on Tuesday, November 5, 2019, at 1:00 p.m. Central Standard Time (2:00 p.m. Eastern Standard Time) to discuss third-quarter 2019 results. Individuals who would like to participate should dial 877-883-0383 (Domestic) or 412-902-6506 (International) approximately 15 minutes before the scheduled conference call time and enter participant access code 1868618. To access the live audio webcast of the conference call, please visit the investor relations section of the Partnership’s website at www.westernmidstream.com. A replay of the conference call also will be available on the website for two weeks following the call.
ABOUT WESTERN MIDSTREAM

Western Midstream Partners, LP (“WES”) is a Delaware master limited partnership formed to acquire, own, develop, and operate midstream assets. With midstream assets located in the Rocky Mountains, North-central Pennsylvania, Texas and New Mexico, WES is engaged in the business of gathering, compressing, treating, processing, and transporting natural gas; gathering, stabilizing, and transporting condensate, natural gas liquids, and crude oil; and gathering and disposing of produced water for Occidental and third-party customers. In addition, in its capacity as a processor of natural gas, WES also buys and sells natural gas, NGLs, and condensate on behalf of itself and as agent for its customers under certain of its contracts.

For more information about Western Midstream Partners, LP, please visit www.westernmidstream.com.

This news release contains forward-looking statements. WES’s management believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the supply of, demand for, and price of oil, natural gas, NGLs, and related products or services; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” section of WES’s most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission and in its other public filings and press releases. Western Midstream Partners, LP undertakes no obligation to publicly update or revise any forward-looking statements.
# # #

WESTERN MIDSTREAM CONTACTS

Kristen Shults
Vice President, Investor Relations and Communications
Kristen_Shults@Oxy.com
832.636.6000

Jack Spinks
Manager, Investor Relations
Jack_Spinks@Oxy.com
832.636.6000

Western Midstream Partners, LP
RECONCILIATION OF GAAP TO NON-GAAP MEASURES

Below are reconciliations of (i) net income (loss) (GAAP) to WES’s Distributable cash flow (non-GAAP), (ii) net income (loss) (GAAP) and net cash provided by operating activities (GAAP) to Adjusted EBITDA attributable to Western Midstream Partners, LP (“Adjusted EBITDA”) (non-GAAP), and (iii) operating income (loss) (GAAP) to Adjusted gross margin attributable to Western Midstream Partners, LP (“Adjusted gross margin”) (non-GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing WES’s ability to incur and service debt, fund capital expenditures, and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio should be considered in conjunction with net income (loss) attributable to Western Midstream Partners, LP and other applicable performance measures, such as operating income (loss) or cash flows from operating activities.
WES defines “Distributable cash flow” as Adjusted EBITDA, plus interest income and the net settlement amounts from the sale and/or purchase of natural gas, condensate, and NGLs under WES Operating’s commodity-price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less Service revenues – fee based recognized in Adjusted EBITDA in excess of (less than) customer billings, net cash paid (or to be paid) for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, income taxes, and Distributable cash flow attributable to noncontrolling interests to the extent such amounts are not excluded from Adjusted EBITDA.
WES defines Adjusted EBITDA as net income (loss), plus distributions from equity investments, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit, other income, and the noncontrolling interests owners’ proportionate share of revenues and expenses.
WES defines Adjusted gross margin as total revenues and other (less reimbursements for electricity-related expenses recorded as revenue), less cost of product, plus distributions from equity investments, and excluding the noncontrolling interests owners’ proportionate share of revenues and cost of product.

Western Midstream Partners, LP
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (CONTINUED)

Distributable Cash Flow

	Three Months Ended September 30,			Nine Months Ended September 30,
thousands except Coverage ratio	2019		2018 (1)	2019		2018 (1)
Reconciliation of Net income (loss) to Distributable cash flow and calculation of the Coverage ratio
Net income (loss)	$125,223		$198,560	$512,260		$446,737
Add:
Distributions from equity investments	71,005		66,493	203,540		145,650
Non-cash equity-based compensation expense	4,137		1,614	10,278		5,766
Non-cash settled interest expense, net	20		—	20		—
Income tax (benefit) expense	1,309		15,005	12,679		36,193
Depreciation and amortization	127,914		97,479	362,977		270,757
Impairments	3,107		27,902	4,294		155,286
Above-market component of swap agreements with Anadarko	—		12,601	7,407		40,722
Other expense	67,961		33	161,813		184
Less:
Recognized Service revenues – fee based in excess of (less than) customer billings	(3,934)		6,014	(22,230)		8,971
Gain (loss) on divestiture and other, net	248		65	(1,403)		351
Equity income, net – affiliates	53,893		54,215	175,483		133,874
Cash paid for maintenance capital expenditures	29,298		32,620	94,888		81,537
Capitalized interest	8,386		8,449	20,933		25,283
Cash paid for (reimbursement of) income taxes	—		—	96		(87)
Other income	—		655	—		2,749
Distributable cash flow attributable to noncontrolling interests (2)	8,401		9,399	27,464		27,138
Distributable cash flow	$304,384		$308,270	$980,037		$821,479
Distributions declared
Distributions from WES Operating	$283,881			$843,804
Less: Cash reserve for the proper conduct of WES’s business	3,001			6,641
Distributions to WES unitholders (3)	$280,880			$837,163
Coverage ratio	1.08	x		1.17	x

(1)
Financial information has been recast to include the financial position and results attributable to the assets acquired from Anadarko Petroleum Corporation in February 2019 (the “Anadarko Midstream Assets” or “AMA”).

(2)
For all periods presented, includes (i) the 25% third-party interest in Chipeta and (ii) the 2.0% Occidental subsidiary-owned limited partner interest in WES Operating, which collectively represent WES’s noncontrolling interests as of September 30, 2019.

(3)	Reflects cash distributions of $0.62000 and $1.84800 per unit declared for the three and nine months ended September 30, 2019, respectively.

Western Midstream Partners, LP
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (CONTINUED)

Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands	2019	2018 (1)	2019	2018 (1)
Reconciliation of Net income (loss) to Adjusted EBITDA
Net income (loss)	$125,223	$198,560	$512,260	$446,737
Add:
Distributions from equity investments	71,005	66,493	203,540	145,650
Non-cash equity-based compensation expense	4,137	1,614	10,278	5,766
Interest expense	78,524	48,869	223,872	129,129
Income tax expense	1,309	15,005	12,679	36,193
Depreciation and amortization	127,914	97,479	362,977	270,757
Impairments	3,107	27,902	4,294	155,286
Other expense	67,961	33	161,813	184
Less:
Gain (loss) on divestiture and other, net	248	65	(1,403)	351
Equity income, net – affiliates	53,893	54,215	175,483	133,874
Interest income – affiliates	4,225	4,225	12,675	12,675
Other income	—	655	—	2,749
Adjusted EBITDA attributable to noncontrolling interests (2)	10,601	10,976	33,495	30,950
Adjusted EBITDA	$410,213	$385,819	$1,271,463	$1,009,103
Reconciliation of Net cash provided by operating activities to Adjusted EBITDA
Net cash provided by operating activities	$340,154	$335,869	$1,026,685	$965,195
Interest (income) expense, net	74,299	44,644	211,197	116,454
Uncontributed cash-based compensation awards	141	(55)	789	932
Accretion and amortization of long-term obligations, net	(3,651)	(1,283)	(6,499)	(4,659)
Current income tax (benefit) expense	(407)	(19,432)	6,078	(47,102)
Other (income) expense, net (3)	(495)	(655)	(1,397)	(2,749)
Distributions from equity investments in excess of cumulative earnings – affiliates	4,151	6,184	21,203	19,816
Changes in assets and liabilities:
Accounts receivable, net	12,418	56,281	9,750	64,853
Accounts and imbalance payables and accrued liabilities, net	(11,808)	(19,041)	69,390	(61,081)
Other items, net	6,012	(5,717)	(32,238)	(11,606)
Adjusted EBITDA attributable to noncontrolling interests (2)	(10,601)	(10,976)	(33,495)	(30,950)
Adjusted EBITDA	$410,213	$385,819	$1,271,463	$1,009,103
Cash flow information
Net cash provided by operating activities			$1,026,685	$965,195
Net cash used in investing activities			(3,134,643)	(1,798,702)
Net cash provided by (used in) financing activities			2,133,246	886,796

(1)	Financial information has been recast to include the financial position and results attributable to AMA.

(2)
For all periods presented, includes (i) the 25% third-party interest in Chipeta and (ii) the 2.0% Occidental subsidiary-owned limited partner interest in WES Operating, which collectively represent WES’s noncontrolling interests as of September 30, 2019.

(3)	Excludes non-cash losses on interest-rate swaps of $68.3 million and $162.9 million for the three and nine months ended September 30, 2019, respectively.

Western Midstream Partners, LP
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (CONTINUED)

Adjusted Gross Margin

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands	2019	2018 (1)	2019	2018 (1)
Reconciliation of Operating income (loss) to Adjusted gross margin
Operating income (loss)	$268,725	$257,554	$897,713	$596,635
Add:
Distributions from equity investments	71,005	66,493	203,540	145,650
Operation and maintenance	176,572	129,042	467,832	338,626
General and administrative	30,769	16,022	83,640	47,448
Property and other taxes	15,281	13,146	45,848	41,496
Depreciation and amortization	127,914	97,479	362,977	270,757
Impairments	3,107	27,902	4,294	155,286
Less:
Gain (loss) on divestiture and other, net	248	65	(1,403)	351
Equity income, net – affiliates	53,893	54,215	175,483	133,874
Reimbursed electricity-related charges recorded as revenues	23,969	17,485	60,747	50,204
Adjusted gross margin attributable to noncontrolling interests (2)	15,619	14,445	47,203	40,334
Adjusted gross margin	$599,644	$521,428	$1,783,814	$1,371,135
Adjusted gross margin for natural gas assets	$401,380	$376,131	$1,226,302	$1,048,185
Adjusted gross margin for crude oil, NGLs, and produced-water assets	198,264	145,297	557,512	322,950

(1)	Financial information has been recast to include the financial position and results attributable to AMA.

(2)
For all periods presented, includes (i) the 25% third-party interest in Chipeta and (ii) the 2.0% Occidental subsidiary-owned limited partner interest in WES Operating, which collectively represent WES’s noncontrolling interests as of September 30, 2019.

Western Midstream Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands except per-unit amounts	2019	2018 (1)	2019	2018 (1)
Revenues and other
Service revenues – fee based	$587,965	$486,329	$1,761,483	$1,311,963
Service revenues – product based	9,476	23,336	45,530	69,421
Product sales	68,248	76,999	214,850	223,939
Other	338	1,236	1,101	1,709
Total revenues and other	666,027	587,900	2,022,964	1,607,032
Equity income, net – affiliates	53,893	54,215	175,483	133,874
Operating expenses
Cost of product	97,800	101,035	334,740	291,009
Operation and maintenance	176,572	129,042	467,832	338,626
General and administrative	30,769	16,022	83,640	47,448
Property and other taxes	15,281	13,146	45,848	41,496
Depreciation and amortization	127,914	97,479	362,977	270,757
Impairments	3,107	27,902	4,294	155,286
Total operating expenses	451,443	384,626	1,299,331	1,144,622
Gain (loss) on divestiture and other, net	248	65	(1,403)	351
Operating income (loss)	268,725	257,554	897,713	596,635
Interest income – affiliates	4,225	4,225	12,675	12,675
Interest expense	(78,524)	(48,869)	(223,872)	(129,129)
Other income (expense), net (2)	(67,894)	655	(161,577)	2,749
Income (loss) before income taxes	126,532	213,565	524,939	482,930
Income tax expense (benefit)	1,309	15,005	12,679	36,193
Net income (loss)	125,223	198,560	512,260	446,737
Net income (loss) attributable to noncontrolling interests	4,006	47,203	102,789	63,669
Net income (loss) attributable to Western Midstream Partners, LP	$121,217	$151,357	$409,471	$383,068
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Midstream Partners, LP	$121,217	$151,357	$409,471	$383,068
Pre-acquisition net (income) loss allocated to Anadarko	—	(43,883)	(29,279)	(107,009)
Limited partners’ interest in net income (loss)	$121,217	$107,474	$380,192	$276,059
Net income (loss) per common unit – basic and diluted	$0.27	$0.49	$0.94	$1.26
Weighted-average common units outstanding – basic and diluted	453,021	218,938	402,421	218,935

(1)	Financial information has been recast to include the financial position and results attributable to AMA.

(2)	Includes non-cash losses on interest-rate swaps of $68.3 million and $162.9 million for the three and nine months ended September 30, 2019, respectively.

Western Midstream Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	September 30, 2019	December 31, 2018 (1)
Total current assets	$393,238	$344,764
Note receivable – Anadarko	260,000	260,000
Net property, plant, and equipment	8,933,834	8,410,353
Other assets	2,591,153	2,442,088
Total assets	$12,178,225	$11,457,205
Total current liabilities	$596,872	$637,477
Long-term debt	7,730,502	4,787,381
APCWH Note Payable	—	427,493
Asset retirement obligations	319,178	300,024
Other liabilities	196,598	412,147
Total liabilities	8,843,150	6,564,522
Equity and partners’ capital
Common units (453,032,050 and 218,937,797 units issued and outstanding at September 30, 2019, and December 31, 2018, respectively)	3,182,917	951,888
Net investment by Anadarko	—	1,388,018
Noncontrolling interests	152,158	2,552,777
Total liabilities, equity and partners’ capital	$12,178,225	$11,457,205

(1)	Financial information has been recast to include the financial position and results attributable to AMA.

Western Midstream Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
thousands	2019	2018 (1)
Cash flows from operating activities
Net income (loss)	$512,260	$446,737
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in assets and liabilities:
Depreciation and amortization	362,977	270,757
Impairments	4,294	155,286
(Gain) loss on divestiture and other, net	1,403	(351)
(Gain) loss on interest-rate swaps	162,974	—
Change in other items, net	(17,223)	92,766
Net cash provided by operating activities	$1,026,685	$965,195
Cash flows from investing activities
Capital expenditures	$(947,266)	$(1,589,653)
Acquisitions from affiliates	(2,007,501)	(254)
Acquisitions from third parties	(93,303)	(161,858)
Investments in equity affiliates	(108,118)	(67,085)
Distributions from equity investments in excess of cumulative earnings – affiliates	21,203	19,816
Proceeds from the sale of assets to third parties	342	332
Net cash used in investing activities	$(3,134,643)	$(1,798,702)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$3,950,750	$2,401,097
Repayments of debt	(1,467,595)	(1,040,000)
Increase (decrease) in outstanding checks	(9,204)	(2,687)
Registration expenses related to the issuance of Partnership common units	(855)	—
Distributions to Partnership unitholders	(688,193)	(372,189)
Distributions to Chipeta noncontrolling interest owner	(5,200)	(9,446)
Distributions to noncontrolling interest owners of WES Operating	(112,430)	(287,435)
Net contributions from (distributions to) Anadarko	458,819	156,734
Above-market component of swap agreements with Anadarko	7,407	40,722
Finance lease payments – affiliates	(253)	—
Net cash provided by (used in) financing activities	$2,133,246	$886,796
Net increase (decrease) in cash and cash equivalents	$25,288	$53,289
Cash and cash equivalents at beginning of period	92,142	79,588
Cash and cash equivalents at end of period	$117,430	$132,877

(1)	Financial information has been recast to include the financial position and results attributable to AMA.

Western Midstream Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018 (1)	2019	2018 (1)
Throughput for natural gas assets (MMcf/d)
Gathering, treating, and transportation	523	545	526	531
Processing	3,458	3,273	3,484	3,206
Equity investment (2)	390	301	390	297
Total throughput for natural gas assets	4,371	4,119	4,400	4,034
Throughput attributable to noncontrolling interests for natural gas assets (3)	172	168	175	171
Total throughput attributable to Western Midstream Partners, LP for natural gas assets	4,199	3,951	4,225	3,863
Throughput for crude oil, NGLs, and produced-water assets (MBbls/d)
Gathering, treating, transportation, and disposal	908	663	849	470
Equity investment (4)	307	290	308	222
Total throughput for crude oil, NGLs, and produced-water assets	1,215	953	1,157	692
Throughput attributable to noncontrolling interests for crude oil, NGLs, and produced-water assets (3)	24	19	23	14
Total throughput attributable to Western Midstream Partners, LP for crude oil, NGLs, and produced-water assets	1,191	934	1,134	678
Adjusted gross margin per Mcf for natural gas assets (5)	$1.04	$1.03	$1.06	$0.99
Adjusted gross margin per Bbl for crude oil, NGLs, and produced-water assets (6)	1.81	1.69	1.80	1.75

(1)	Throughput and Adjusted gross margin have been recast to include the results attributable to AMA.

(2)
Represents the 14.81% share of average Fort Union throughput, 22% share of average Rendezvous throughput, 50% share of average Mi Vida and Ranch Westex throughput, and 30% share of average Red Bluff Express throughput.

(3)
For all periods presented, includes (i) the 25% third-party interest in Chipeta and (ii) the 2.0% Occidental subsidiary-owned limited partner interest in WES Operating, which collectively represent WES’s noncontrolling interests as of September 30, 2019.

(4)
Represents the 10% share of average White Cliffs throughput, 25% share of average Mont Belvieu JV throughput, 20% share of average TEG, TEP, Whitethorn and Saddlehorn throughput, 33.33% share of average FRP throughput, and 15% share of average Panola throughput.

(5)	Average for period. Calculated as Adjusted gross margin for natural gas assets, divided by total throughput (MMcf/d) attributable to Western Midstream Partners, LP for natural gas assets.

(6)
Average for period. Calculated as Adjusted gross margin for crude oil, NGLs, and produced-water assets, divided by total throughput (MBbls/d) attributable to Western Midstream Partners, LP for crude oil, NGLs, and produced-water assets.

Western Midstream Partners, LP
OPERATING STATISTICS (CONTINUED)
(Unaudited)

	Three Months Ended September 30,
	2019	2018 (1)	2019	2018 (1)	2019	2018 (1)
	Natural gas (MMcf/d)		Crude oil & NGLs (MBbls/d)		Produced water (MBbls/d)
Delaware Basin	1,272	1,096	147	138	580	361
DJ Basin	1,124	1,119	128	103	—	—
Equity investments	391	301	307	290	—	—
Other	1,584	1,603	53	61	—	—
Total throughput	4,371	4,119	635	592	580	361

	Nine Months Ended September 30,
	2019	2018 (1)	2019	2018 (1)	2019	2018 (1)
	Natural gas (MMcf/d)		Crude oil & NGLs (MBbls/d)		Produced water (MBbls/d)
Delaware Basin	1,210	1,020	144	126	538	180
DJ Basin	1,216	1,115	114	104	—	—
Equity investments	390	297	308	222	—	—
Other	1,584	1,602	53	60	—	—
Total throughput	4,400	4,034	619	512	538	180

(1)	Throughput has been recast to include the results attributable to AMA.